Exhibit 4.1

NUMBER SHARES TRBN 0001 INCORPORATED UNDER THE LAWS OF CUSIP 89778N 10 2 THE STATE OF DELAWARE TRUBION PHARMACEUTICALS, INC. SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT BY: is the record holder of U COUNTERSIGNED . S . AND FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, 0.001 PAR VALUE PER SHARE, OF ST OCK TRUBION PHARMACEUTICALS, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate REGISTERED: is not valid until countersigned by the Transfer Agent and registered by the Registrar. TRANSFER WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. TRANSFER DATED: AGENT AUTHORIZED AND CORPORA TION SECRETARY CHIEF EXECUTIVE PRESIDENT SIGNA TURE REGISTRAR

TRUBION PHARMACEUTICALS, INC. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common UNIF GIFT MIN ACT— Custodian TEN ENT — as tenants by the entireties (Cust) (Minor) JT TEN — as joint tenants with right under Uniform Gifts to Minors —of survivorship and not as tenants in common Act (State) UNIF TRF MIN ACT— Custodian (until age ) (Cust) under Uniform Transfers (Minor) to Minors Act (State) Additional abbreviations may also be used though not in the above list. For Value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURES GUARANTEED: By THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.